AMENDMENT FOUR
                                   to the
                                VAR AGREEMENT
                                   between
                     SYSTEMS & COMPUTER TECHNOLOGY, INC.
                                     and
                             ORACLE CORPORATION


This document ("Amendment Four") shall serve to amend the VAR Agreement and any amendments thereto between Systems & Computer Technology, Inc. (the "VAR") and Oracle Corporation ("Oracle") dated September 1, 1991 (the "Agreement").

The Agreement is hereby amended as follows:

     In Section 2.3.A.1 of the Agreement, add the word "Mexico" to the end of such Section.

Other than the addition of the foregoing, the Agreement remains unchanged and in full force and effect.


The Effective Date of this Amendment Four is September 21, 1993.


SYSTEMS & COMPUTER
TECHNOLOGY CORPORATION             ORACLE CORPORATION

By:     /s/ Eric Haskell           By:     /s/ Michael James Poplack
       ------------------------            --------------------------

Name:   Eric Haskell               Name:   Michael James Poplack
       ------------------------            --------------------------

Title:  Sr. VP                     Title:   Senior Counsel
       ------------------------            --------------------------